0 ™ Corporate Presentation GIAPREZA™ (angiotensin II) Update NASDAQ: LJPC December 2017

1 Forward Looking Statement These slides contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to expectations regarding future events or La Jolla’s future results of operations. These statements are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. La Jolla cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties and other factors are described in greater detail in La Jolla’s filings with the U.S. Securities and Exchange Commission (SEC), all of which are available free of charge on the SEC’s website www.sec.gov. These risks include, but are not limited to, risks relating to: the timing for commercial launch of GIAPREZA (angiotensin II); the degree of physician or pharmacy and therapeutics committee adoption of GIAPREZA and La Jolla’s success in commercializing GIAPREZA; the timing and availability of GIAPREZA in the market; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval of GIAPREZA in the EMA and for approval of other product candidates by either the FDA or EMA; risks relating to the scope of the GIAPREZA product label; potential market sizes, including for septic or other distributive shock; potential indications for which La Jolla’s products and product candidates may be developed; the anticipated timing for regulatory actions; the timing, costs, conduct and outcome of clinical studies; the impact of pharmaceutical industry regulation and healthcare legislation in the United States; and the success of future development activities. La Jolla expressly disclaims any intent to update any forward-looking statements to reflect the outcome of subsequent events.

2 GIAPREZA™ Now Approved GIAPREZA (angiotensin II) Injection for Intravenous Infusion is indicated to increase blood pressure in adults with septic or other distributive shock "We appreciate FDA's rapid review and approval of GIAPREZA and are especially grateful to the patients, families and dedicated critical care teams who made the development of GIAPREZA possible," said George F. Tidmarsh, M.D., Ph.D., President and Chief Executive Officer of La Jolla. "We look forward to bringing this new treatment option to the many critically ill patients suffering from septic or other distributive shock." "Shock, the inability to maintain blood flow to vital tissues, can result in organ failure and death," said Norman Stockbridge, M.D., Ph.D., director of the Division of Cardiovascular and Renal Products in the FDA’s Center for Drug Evaluation and Research. "There is a need for treatment options for critically ill hypotensive patients who do not adequately respond to available therapies." GIAPREZA is classified as a new chemical entity exclusivity (NCE) with 5 years of market exclusivity

3 Mission Statement La Jolla is dedicated to improving the lives of patients suffering from life-threatening diseases by discovering and developing innovative therapies 3

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Shock: Deadly, Costly and Prevalent

- A well-characterized syndrome[1]
  - Occurs when the organs and tissue of the body do not receive an adequate flow of blood (oxygen) due to a lack of blood pressure (hypotension)
- Deadly
  - Mortality rate exceeds that of most acute conditions requiring hospitalization[2]
  - Can kill old and young alike within hours[2]
- Costly
  - Estimated costs are 2-3 times greater compared to other conditions
- Prevalent
  - Affects one-third of patients in the intensive care unit[1]

MORTALITY RATES COMPARED



≥50% mortality in patients with shock in the ICU[2]
30-day mortality rate[3]
14%
12%
16%
Shock
AMI
CHF
Pneumonia

Abbreviations: AMI=acute myocardial infarction; CHF=congestive heart failure.

1. Vincent JL, De Backer D. N Engl J Med. 2013;369(18):1726-1734. 2. Sviri S, Hashoul J, Stav I, van Heerden PV. J Crit Care. 2014;29(1):157-160. 3. Readmissions and deaths-national. Data.Medicare.gov website. https://data.medicare.gov/Hospital-Compare/Readmissions-and-Deaths-National/qqw3-t4ie/data. Accessed January 10, 2017

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La Jolla Pharmaceutical

Distributive Shock is the Most Common Type of Shock in the Inpatient Setting[1]

Prevalence



Cardiogenic
16%
Hypovolemic
16%
Obstructive
2%
66%
Distributive
(94% is Septic Shock)

Types of Shock



Distributive Shock
Vasodilatation
Hypovolemic Shock
Loss of plasma or blood volume
Cardiogenic Shock
Ventricular failure
Obstructive Shock
Obstruction
Pericardial tamponade

Hypotension, or Abnormally Low Blood Pressure, is an Important Hemodynamic Marker for a Vasodilatory or Distributive Shock

1. Vincent JL, De backer D. Circulatory shock. N Engl J Med. 2013;369(18):1726-34.

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La Jolla Pharmaceutical

Distributive Shock is Costly


Weighted Average CMS Covered Charges
$87,282
$42,243
$31,453
$30,702
Severe Distributive Shock
AMI
CHF
Pneumonia
Abbreviations: AMI=acute myocardial infarction; CHF=congestive heart failure.

An average day in the ICU costs between $4,500 to $6,000

Mechanical ventilation adds ~$1,500

Hospitals are implementing multiple quality initiatives to improve patient care and maximize CMS reimbursements

Source: CMS FY14 Inpatient Public Use File (IPUF)

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La Jolla Pharmaceutical

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GIAPREZA Provides a New Approach For Increasing Blood Pressure In Distributive Shock


SYMPATHETIC NERVOUS
RENIN ANGIOTENSIN-ALDOSTERONE
ARGININE-VASOPRESSIN

THERAPIES AND MECHANISMS

GIAPREZA™
(angiotensin II)
Injection for Intravenous Infusion

RENIN ANGIOTENSIN-ALDOSTERONE

CATECHOLAMINES[1]: SYMPATHETIC NERVOUS

VASOPRESSIN: ARGININE-VASOPRESSIN

1. Catecholamines include: norepinephrine, epinephrine, dopamine, phenylephrine, ephedrine

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La Jolla Pharmaceutical

8 GIAPREZA: A Novel Vasopressor For Patients with Distributive Shock A Unique Mechanism of Action - First and only synthetic human angiotensin II Robust Response - 70% Patients achieved and maintained target MAP primary endpoint at hour 3 Rapid Response - Median response time to reach target MAP was 5 minutes Mortality trend – Mortality through Day 28 was 46% on GIAPREZA and 54% on placebo (hazard ratio 0.78; 95% confidence interval 0.57 – 1.07) Sustained Response – Maintained throughout the treatment period Safety – Percent of patients with AEs were similar between the two treatment arms • There is a potential for venous and arterial thromboembolic events (AEs 12.9% v 5.1%, DVT SAEs 1.8% v 0%) • May be prevented by use of concurrent venous thromboembolism prophylaxis Abbreviations: MAP=Mean Arterial Pressure; AEs=Adverse Events; SAEs=Serious Adverse Events; DVT=Deep Vein Thrombosis

9 Distributive Shock is Prevalent 9 1. Standard of Care percentages estimated lines of therapy calculations based on Second Line estimate. Percentages based on Vincent JL, De backer D. Circulatory shock. N Engl J Med. 2013;369(18):1726-34 and Decision Resources Group market research. 2. SHA Integrated Pack Units from Aug 2017 – Jul 2017 3.01M, Filtered for hospitals, applying an estimated 10% stocking adjustment, inpatient percentage and average vials/patient based on Premier data inpatient Vasostrict patients projected to national numbers Distributive Shock Patients First Line Standard of Care Second-Line Standard-of-Care 555,479 361,684 332,189 313,000 Patients2 per Year 745,000 Patients per Year1 808,000 Patients per Year1

10 Preparing For Commercialization in 2018 Commercial • Market Research • Healthcare Professional Marketing • Multi-Channel Marketing • Professional Education • Commercial Insights & Operations • Market Access Field Sales • National and Regional Sales Leadership* • Critical Care Nurse Educators* • Hospital Critical Care Field Representative* • Market Access Team* • Sales Training • Field Trade *136 Customer Facing FTEs Medical Affairs • Medical Science Liaisons* • Medical Communications • HEOR Team • Medical Education

11 Financial Position Condensed Balance Sheet Data As of September 30, 2017 (in millions) Cash $120.8 Total liabilities $10.3 Total shareholders’ equity1 $119.8 Fully Diluted, As-Converted Shares Outstanding1 34,017,102 1 Includes common stock, preferred stock (as-converted), and outstanding equity awards as of September 30, 2017 Cash resources expected to fund Company into second half of 2018

12 Thank You ™